Exhibit 10.11.5

                              AMENDMENT NO. 8
                                    TO
                              POWER CONTRACT


     AMENDMENT NO. 8, dated as of the 1st day of June 2003, to the Power

Contract dated June 30, 1959, as heretofore amended and revised effective

June 2, 1975, October 1, 1980, April 1, 1985, May 6, 1988, June 26, 1989,

July 1, 1989 and February 1, 1992, between Yankee Atomic Electric Company

("Yankee"), a Massachusetts corporation, and ______________("Customer"),

a Massachusetts corporation (the "Power Contract").


                                WITNESSETH

     WHEREAS, pursuant to the Power Contract, Yankee supplied to the

Customer and, pursuant to separate power contracts substantially identical to the Power Contract except for the names of the parties, to the other stockholders of Yankee, each of whom is contemporaneously entering into an amendment to its power contract which is identical hereto except for the necessary changes in the names of the parties, all of the capacity and electric energy available from the nuclear generating unit owned by Yankee

t a site in Rowe, Massachusetts (such unit, together with the site and all related facilities owned by Yankee, being herein referred to as the "Plant");

and

     WHEREAS, the parties to the Power Contract and the Federal Energy

Regulatory Commission, which has regulatory jurisdiction over the Power

Contract, have consistently recognized that the cost of the capacity and electric energy sold under the Power Contract necessarily included the costs of shutting down, removing from service and decommissioning the Plant after its useful life had ended and the parties have heretofore incorporated in the

Power Contract provisions designed to achieve that result, whether or not the

Plant produced electricity and whether or not the Plant operated for the full term of the Facility Operating License; and

     WHEREAS, Section 6 of the Power Contract allows Yankee to collects its costs of decommissioning the Plant from the Customer and the other stockholders of Yankee through accruals to a reserve fund, with accruals made over a period extending to July 9, 2000; and

     WHEREAS, Section 11 of the Power Contract provides that, upon authorization by its board of directors of a uniform amendment to all customer power contracts, Yankee shall have the right to amend the provisions of Section

6 of the Power Contract by serving an  appropriate statement of such amendment upon the Customer and filing the same with the Federal Energy Regulatory

Commission, and that the amendment shall thereupon become effective on the date specified therein, subject to any suspension order duly issued by such agency;

and

     WHEREAS, the estimated costs of completing the decommissioning of the

Plant have increased such that Yankee has determined that additional funding under Section 6 of the Power Contract is required to pay for projected future decommissioning costs; and

     WHEREAS, the parties to the Power Contract desire to amend Section 6 of the Power Contract to allow for accruals to be made to the decommissioning fund established under the Power Contract to extend to January 1, 2011 so that the costs of decommissioning the Plant can be met through the fund.

     NOW, THEREFORE, in consideration of the above, the parties hereto agree that the Power Contract is hereby amended as follows:

     1.   Terms used herein and not defined shall have the meanings set forth in the Power Contract.

     2.   Section 6 of the Power Contract is hereby amended as follows:  The phrase "provided, however, that if a decision is made to cease electricity production at the plant prior to July 9, 2000, then the accruals to the reserve referred to in clause (b) shall be made over a period extending to July 9,

2000" is amended to read: "provided, however, that if a decision is made to cease electricity production at the plant prior to July 9, 2000, then the accruals to the reserve referred to in clause (b) shall be made over a period extending to January 1, 2011."

     3.   Section 6 of the Power Contract is hereby amended as follows:  The sentence "The aggregate amounts of the annual accrual to the decommissioning reserve shall be as from time to time approved by the Federal Energy Regulatory

Commission, such amounts to be accrued in equal monthly installments" is amended to read:  "The amounts of the accrual to the decommissioning reserve shall be as from time to time approved by the Federal Energy Regulatory

Commission.  The levels of such accruals may vary from year to year, but for each such year the accruals will be collected in equal monthly installments."

     4.   This Amendment shall become effective as of the date first above written, subject to any suspension order duly issued by the Federal Regulatory

Commission.

     5.   This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


     WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representative to execute this Amendment on their behalf as of the date first above written.


YANKEE ATOMIC
ELECTRIC COMPANY                     PURCHASER


_____________________________        ____________________________
Name:                                Name:

Title:                               Title:

Address:                             Address: